SECURITIES AND EXCHANGE COMMISSION


                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       March 14,
1996


                     GTE SOUTH INCORPORATED

     (Exact name of registrant as specified in its charter)


      Virginia                2-36292                56-0656680

  (State or other           (Commission            (IRS Employer
  jurisdiction of           File Number)        Identification
No.)
  incorporation)


  600 Hidden Ridge, HQE04B12 - Irving, Texas        75038

   (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code     214-718-
5600



                     GTE SOUTH INCORPORATED

                            FORM 8-K

                       ITEM OF INFORMATION


ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

26 -      Revised Form of Invitation for Bids pertaining to
     Registration Statements on Form S-3 (File Nos. 33-54167 and
     33-65011) (first used on March 14, 1996)














                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GTE SOUTH INCORPORATED
                                        (Registrant)



Date:  March 14, 1996              BY  GREGORY D. JACOBSON
                                       GREGORY D. JACOBSON
                                            Treasurer














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